Item 77C Submission of matters to a vote of security holders

Special Meetings of Shareholders (Meetings) of each of the series of Munder Series Trust were held on October 26, 2006. The Meetings were adjourned with respect to each of the Institutional Money Market Fund, Liquidity Money Market Fund, Munder Asset Allocation
Fund Balanced, Munder Energy Fund, Munder Internet
Fund, Munder Micro-Cap Equity Fund, Munder Mid-Cap Core
Growth Fund, Munder Small-Cap Value Fund, Munder
Small-Mid Cap Fund, and Munder Technology Fund until
November 20, 2006 in order to permit shareholders further time to respond to the solicitation of proxies.
The Meetings were adjourned again until December 14, 2006 to permit further solicitation of proxies with respect to each of the Munder Energy Fund, Munder
Internet Fund, Munder Micro-Cap Equity Fund, Munder
Mid-Cap Core Growth Fund, Munder Small-Cap Value Fund, and Munder Technology Fund and were adjourned a final time until December 19, 2006 with respect to the Munder
Internet Fund to complete the proxy solicitation.

The purpose of the Meetings was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
September 11, 2006:

Proposal 1. A proposal seeking approval of a new combined investment advisory agreement with Munder
Capital Management (All Funds);

Proposal 2. A proposal seeking approval of a sub-advisory agreement with World Asset Management, Inc. (Index, S&P MidCap Index Equity & S&P SmallCap
Index Equity Funds only);

Proposal 3. A proposal seeking approval of the amendment or elimination of certain fundamental investment restrictions (Energy, Internet, Micro-Cap
Equity & Technology Funds only); and

Proposal 4. A proposal seeking approval of a manger of managers arrangement.

The results of the votes for each Fund are set forth below:

Asset Allocation Fund - Balanced
Proposal 1	No. of Shares
For  	4,862,801
Against 	91,408
Abstain  	449,217

Proposal 4	No. of Shares
For  	2,887,369
Against  	2,054,469
Abstain  	461,588


Bond Fund
Proposal 1	No. of Shares
For 	 5,054,543
Against  	27,311
Abstain  	42,332

Proposal 4	No. of Shares
For  	498,303
Against  	4,570,726
Abstain  	55,157


Cash Investment Fund
Proposal 1	No. of Shares
For  	649,802,492
Against  	3,630,598
Abstain 	2,838,014

Proposal 4	No. of Shares
For  	25,757,287
Against  	627,548,919
Abstain  	2,964,898

Energy Fund
Proposal 1	No. of Shares
For  	2,919,573
Against  	169,333
Abstain  	346,785

Proposal 3
a. Diversification	No. of Shares
For  	2,882,005
Against  	193,566
Abstain  	360,120

b. Borrowing	No. of Shares
For  	2,827,365
Against  	243,939
Abstain  	364,387

c. Senior Securities	No. of Shares
For  	2,866,532
Against  	206,833
Abstain  	362,326

d. Underwriting Securities	No. of Shares
For  	2,864,354
Against 	210,873
Abstain  	360,464

e. Real Estate	No. of Shares
For  	2,861,895
Against  	211,964
Abstain  	361,832

f. Making Loans	No. of Shares
For  	2,815,988
Against  	257,783
Abstain  	361,920

g. Concentration of Investments	No. of Shares
For  	2,856,463
Against  	216,473
Abstain  	362,755

h. Commodities	No. of Shares
For  	2,850,303
Against  	230,937
Abstain  	354,451

i. Pledging, Mortgaging and
    Hypothecating Fund Assets	No. of Shares
For  	2,824,097
Against  	247,840
Abstain  	363,754

j. Investments for Control	No. of Shares
For  	2,846,765
Against  	222,308
Abstain  	366,618

k. Margin Activities and Short Selling No. of Shares
For  	2,820,467
Against  	251,996
Abstain  	363,228

Proposal 4	No. of Shares
For  	2,711,330
Against  	362,998
Abstain  	361,363


Index 500 Fund
Proposal 1	No. of Shares
For  	14,835,308
Against  	238,651
Abstain  	562,246

Proposal 2	No. of Shares
For  	14,808,205
Against  	265,400
Abstain  	562,600

Proposal 4	No. of Shares
For  	5,013,986
Against  	10,039,954
Abstain  	582,265


Institutional Money Market Fund
Proposal 1	No. of Shares
For  	633,192,870
Against 	26,675,277
Abstain 	44,076,267

Proposal 4	No. of Shares
For  	269,648,984
Against  	394,640,809
Abstain  	39,654,621


Intermediate Bond Fund
Proposal 1	No. of Shares
For  	33,524,364
Against  	8,158
Abstain  	52,982

Proposal 4	No. of Shares
For  	461,726
Against  	33,068,708
Abstain  	55,070


International Bond Fund
Proposal 1	No. of Shares
For  	5,505,851
Against  	1,885
Abstain  	764

Proposal 4	No. of Shares
For  	77,394
Against  	5,427,812
Abstain  	3,294


International Equity Fund
Proposal 1	No. of Shares
For  	9,238,469
Against  	6,782
Abstain  	14,714

Proposal 4	No. of Shares
For  	524,333
Against  	8,719,708
Abstain  	15,924


Internet Fund
Proposal 1	No. of Shares
For  	11,961,271
Against  	1,026,035
Abstain  	2,055,364

Proposal 3
a. Diversification	No. of Shares
For  	11,856,635
Against  	1,122,881
Abstain  	2,063,154

b. Borrowing	No. of Shares
For  	11,623,760
Against  	1,331,239
Abstain  	2,087,671

c. Senior Securities	No. of Shares
For  	11,723,220
Against  	1,217,892
Abstain  	2,101,558

d. Underwriting Securities	No. of Shares
For  	11,754,488
Against  	1,188,410
Abstain 	2,099,772

e. Real Estate	No. of Shares
For  	11,761,631
Against  	1,207,201
Abstain  	2,073,838

f. Making Loans	No. of Shares
For  	11,624,664
Against  	1,336,003
Abstain  	2,082,003

g. Concentration of Investments No. of Shares
For  	11,781,042
Against  	1,161,960
Abstain  	2,099,668

h. Commodities	No. of Shares
For  	11,661,610
Against  	1,308,141
Abstain  	2,072,919

i. Pledging, Mortgaging and
    Hypothecating Fund Assets	No. of Shares
For  	11,585,869
Against  	1,340,900
Abstain  	2,115,901

j. Investments for Control No. of Shares
For  	11,667,063
Against  	1,246,676
Abstain  	2,128,931

k. Margin Activities and Short Selling No. of Shares
For  	11,634,609
Against  	1,315,860
Abstain  	2,092,201

Proposal 4	No. of Shares
For  	11,122,774
Against  	1,861,550
Abstain  	2,058,346


Large-Cap Core Growth Fund
Proposal 1	No. of Shares
For 	6,623,768
Against  	39,092
Abstain  	37,460

Proposal 4	No. of Shares
For 	731,757
Against  	5,921,938
Abstain  	46,625


Large-Cap Value Fund
Proposal 1	No. of Shares
For  	4,184,678
Against  	9,277
Abstain  	27,603

Proposal 4	No. of Shares
For  	535,826
Against  	3,659,711
Abstain  	26,021


Liquidity Money Market Fund
Proposal 1	No. of Shares
For  	56,063,705
Against  	3,996,161
Abstain  	5,852,448

Proposal 4	No. of Shares
For  	50,074,159
Against  	9,707,004
Abstain  	6,131,151


Micro-Cap Equity Fund
Proposal 1	No. of Shares
For  	5,847,087
Against  	158,192
Abstain  	745,481

Proposal 3
a. Diversification	No. of Shares
For  	5,739,167
Against  	251,068
Abstain  	760,525

b. Borrowing	No. of Shares
For  	5,667,113
Against  	316,988
Abstain  	766,659

c. Senior Securities	No. of Shares
For  	5,706,834
Against  	277,473
Abstain  	766,453

d. Underwriting Securities	No. of Shares
For  	5,719,992
Against  	269,420
Abstain  	761,348

e. Real Estate	No. of Shares
For  	5,730,509
Against  	261,040
Abstain  	759,211

f. Making Loans	No. of Shares
For  	5,665,595
Against  	309,229
Abstain  	775,936

g. Concentration of Investments No. of Shares
For  	5,726,247
Against  	255,433
Abstain  	769,080

h. Commodities	No. of Shares
For  	5,672,583
Against  	308,393
Abstain  	769,784

i. Pledging, Mortgaging and
     Hypothecating Fund Assets	No. of Shares
For  	5,649,555
Against  	327,966
Abstain  	773,239

j. Investments for Control	No. of Shares
For  	5,703,230
Against  	267,268
Abstain  	780,262

k. Margin Activities and Short Selling No. of Shares
For  	5,648,599
Against  	326,854
Abstain  	775,307

Proposal 4	No. of Shares
For  	4,737,914
Against  	1,256,547
Abstain  	756,299


Mid-Cap Core Growth Fund
Proposal 1	No. of Shares
For  	42,008,938
Against  	1,196,972
Abstain 	6,397,774

Proposal 4	No. of Shares
For  	31,845,230
Against  	11,310,572
Abstain  	6,447,882


Real Estate Equity Investment Fund
Proposal 1	No. of Shares
For  	2,736,729
Against  	15,085
Abstain  	22,963

Proposal 4	No. of Shares
For  	353,703
Against  	2,397,605
Abstain  	23,469


S&P MidCap Index Equity Fund
Proposal 1	No. of Shares
For  	5,996,829
Against
Abstain

Proposal 2	No. of Shares
For  	5,996,829
Against
Abstain

Proposal 4	No. of Shares
For  	29,515
Against  	5,967,314
Abstain

S&P SmallCap Index Equity Fund
Proposal 1	No. of Shares
For  	6,780,841
Against
Abstain

Proposal 2	No. of Shares
For  	6,780,841
Against
Abstain

Proposal 4	No. of Shares
For  	15,363
Against 	 6,765,478
Abstain

Small-Cap Value Fund
Proposal 1	No. of Shares
For  	19,202,476
Against  	329,471
Abstain  	1,464,322

Proposal 4	No. of Shares
For  	14,543,835
Against  	4,965,059
Abstain  	1,487,375


Small-Mid Cap Fund
Proposal 1	No. of Shares
For  	990,426
Against  	43,374
Abstain  	119,667

Proposal 4	No. of Shares
For  	619,525
Against  	410,522
Abstain  	123,420


Tax-Free Money Market Fund
Proposal 1	No. of Shares
For  	95,987,531
Against  	2,011,593
Abstain  	1,621,210

Proposal 4	No. of Shares
For  	16,444,923
Against  	81,559,161
Abstain  	1,616,250


Tax-Free Short & Intermediate Bond Fund
Proposal 1	No. of Shares
For  	11,915,889
Against  	14,633
Abstain  	23,035

Proposal 4	No. of Shares
For  	507,772
Against  	11,419,263
Abstain  	26,522


Technology Fund
Proposal 1	No. of Shares
For  	14,096,585
Against  	1,234,018
Abstain  	2,106,850

Proposal 3
a. Diversification	No. of Shares
For  	13,897,726
Against  	1,370,410
Abstain  	2,169,317

b. Borrowing	No. of Shares
For  	13,677,264
Against  	1,586,333
Abstain  	2,173,856

c. Senior Securities	No. of Shares
For  	13,766,949
Against  	1,487,882
Abstain  	2,182,622

d. Underwriting Securities	No. of Shares
For  	13,765,551
Against  	1,479,460
Abstain  	2,192,442

e. Real Estate	No. of Shares
For  	13,890,228
Against  	1,407,640
Abstain  	2,139,585

f. Making Loans	No. of Shares
For  	13,646,084
Against  	1,605,075
Abstain  	2,186,294

g. Concentration of Investments	No. of Shares
For  	13,832,065
Against  	1,410,546
Abstain  	2,194,842

h. Commodities	No. of Shares
For  	13,766,956
Against  	1,518,161
Abstain  	2,152,336

i. Pledging, Mortgaging and
     Hypothecating Fund Assets	No. of Shares
For  	13,601,949
Against  	1,621,996
Abstain  	2,213,508

j. Investments for Control	No. of Shares
For  	13,672,008
Against  	1,520,885
Abstain  	2,244,560

k. Margin Activities and Short Selling No. of Shares
For  	13,664,325
Against  	1,589,630
Abstain  	2,183,498

Proposal 4	No. of Shares
For  	13,144,461
Against  	2,130,015
Abstain 	2,162,977